RESTORATION LAW TRUST II TRUST AGREEMENT between Louisiana Utilities Restoration Corporation as Settlor, and Hancock Whitney Bank as Trustee Dated as of March 29, 2023

TRUST AGREEMENT
STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE
    BE IT KNOWN, that on the respective dates hereinafter set forth, but effective upon the execution by the last to sign of all of the Settlor, the Trustee, and the two Beneficiaries (all defined below) (the “Effective Date”), before the respective undersigned Notaries Public, duly commissioned and qualified in and for the States and Parishes or Counties hereinafter set forth, and in the presence of the respective undersigned competent witnesses, personally came and appeared:
LOUISIANA UTILITIES RESTORATION CORPORATION, a Louisiana nonprofit public corporation and instrumentality of the State of Louisiana, represented herein by its duly authorized officer, who declares its mailing address to be P.O. Box 91154, Baton Rouge, Louisiana 70821-9154, as settlor (the “Settlor” or the “LURC”), and
HANCOCK WHITNEY BANK, a Mississippi chartered banking corporation, represented herein by its duly authorized officer, who declares its mailing address to be 445 North Boulevard, Suite 201, Baton Rouge, Louisiana 70802, acting hereunder not in its individual capacity but solely as the trustee (in such capacity, the “Trustee”), who declare that they enter into this Trust Agreement (this “Agreement”) on the following terms and conditions.
WITNESSETH:
WHEREAS, during the 2021 hurricane season, Hurricane Ida caused significant damage to ELL’s (defined below) electric infrastructure;
WHEREAS, ELL, the State of Louisiana through the LPSC (defined below), and the Settlor wish to work together to finance the system restoration costs using securitization under the Restoration Law (defined below) in an effort to keep costs low for customers;
WHEREAS, the Settlor and the Trustee desire to safeguard and provide limited additional financial support regarding the repayment of the LURC Bonds (defined below);
WHEREAS, the Settlor and the Trustee desire to enter into this Agreement upon the terms and conditions set forth herein and establish the Trust (defined below) pursuant to the Restoration Law (defined below) as follows;
WHEREAS, one purpose of the Trust (as set forth below) is to enter into EFC’s LLC Agreement (as defined below) at the Closing (as defined below);
NOW, THEREFORE, the Settlor and the Trustee hereby agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
Section 1.01 Definitions and Usage. Capitalized terms used in this Agreement, unless the context otherwise requires, shall have the meanings set forth below.

“Applicable Banking Laws” has the meaning ascribed to such term in Section 11.14.
    “Authorized Officer” means with respect to any corporation or limited liability company, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, and each other officer of such corporation, or each member and manager of such limited liability company, in each instance specifically authorized in resolutions of the board of directors or the bylaws of such corporation or authorized in resolutions of the members or managers or the operating agreement of such limited liability company to sign agreements, instruments or other documents in connection with this Agreement on behalf of such corporation or limited liability company, as the case may be.
    “Beneficiaries” means the LURC and ELL.
    “Bond Payment Date” means a date on which an amount of principal is paid on the LURC Bonds.
“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York, or Baton Rouge, Louisiana are authorized or obligated by law, regulation, or executive order to remain closed.
“Closing” means the date of issuance of the LURC Bonds, which is anticipated to occur on March 29, 2023.
    “Corporate Trust Office” means the office designated pursuant to Section 3.01.
    “Dividend Date” means a date on which EFC makes a distribution on the Preferred Units to the Trust.
    “Dividend Income” means the distributions made by EFC to the Trust on the Preferred Units.
    “DSRS” means the debt service reserve subaccount established under the Indenture.
“DSRS Redemptions Cap” has the meaning ascribed to such term in Section 5.01(b).
    “EFC” means Entergy Finance Company, LLC, a Delaware limited liability company.
“EFC’s LLC Agreement” means EFC’s Second Amended and Restated Limited Liability Company Agreement to be effective as of the date of Closing.
“Electronic Means” means telephone, telecopy, telegraph, telex, internet, electronic mail, facsimile transmission, or any other similar means of electronic communication. Any communication by telephone as an Electronic Means shall be promptly confirmed in writing or by one of the other means of electronic communication authorized herein.
“Eligible Investments” means (i) the Preferred Units and (ii) instruments or investment property which are legal investments for moneys of LURC and the Issuer and which evidence investments in money market funds subject to SEC Rule 2a-7 and rated in the highest short-term rating category of at least two nationally recognized rating agencies.
    “ELL” means Entergy Louisiana, LLC, a Texas limited liability company.
    “ETR” means Entergy Corporation, a Delaware corporation.

    “Final Serial Redemption Date” means the date of the last Serial Redemption, after which all the Preferred Units held by the Trust will have been redeemed. The Final Serial Redemption Date will occur on the date the LURC Bonds have been fully repaid.
     “Final Serial Redemption Proceeds” has the meaning ascribed to such term in Section 6.01(c).
    “Indenture” means the indenture for the LURC Bonds.
    “Indenture Trustee” means the trustee under the Indenture.
    “Investment Income” has the meaning ascribed to such term in Section 5.07.
    “Issuer” means the Louisiana Local Government Environmental Facilities and Community Development Authority.
    “LPSC” means the Louisiana Public Service Commission.
    “LURC Bonds” means the bonds to be issued by the Issuer, the net proceeds of which will be transferred to the Settlor and contributed to the Trust.
    “LURC Bond Proceeds” has the meaning ascribed to such term in Section 2.05.
    “Mandatory Redemption” has the meaning ascribed to such term in Section 5.01(b).
    “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
“Officer’s Certificate” means, with respect to any person, a certificate signed by an Authorized Officer of such person and delivered to the Trustee.
    “Preferred Units” means the preferred limited liability company interests in EFC purchased by the Trust and designated as Class B Preferred.
    “Relevant Period” is the calendar year preceding the year of the applicable Bond Payment Date.
    “Responsible Officer” means, with respect to the Trustee, any vice president, assistant vice president, or trust officer in the Corporate Trust Office of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, who shall have authority to act on behalf of and to bind the Trustee and shall have direct responsibility for the administration of the Trust.
    “Restoration Law” means the Louisiana Utilities Restoration Corporation Act, Part VIII of Chapter 9 of Title 45 of the Louisiana Revised Statutes of 1950.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.
    “Serial Redemption” has the meaning ascribed to such term in Section 5.01(a).
    “Serial Redemption Date” means a date on which the Trust requires EFC to redeem a portion of the Preferred Units.

“Serial Redemption Proceeds” means the proceeds received by the Trust from a Serial Redemption by EFC of the Preferred Units.
“Trust” has the meaning ascribed to such term in Section 2.01.
    “Trust Estate” means the property held in trust by the Trustee for the benefit of the Beneficiaries pursuant to this Agreement, consisting of the Preferred Units and any proceeds of the foregoing.
“Trust Expenses” means the expenses relating to the Trust that are permissible under this Agreement, including the Trustee’s Fees.
“Trustee’s Fees” means the fees payable to the Trustee pursuant to that certain letter agreement between the Trustee and the LURC to be executed on the date of Closing.

ARTICLE II
ORGANIZATION
Section 2.01 Creation of Trust; Name. There is hereby created a special public trust which shall have its domicile in the parish of East Baton Rouge, and which shall be known as “Restoration Law Trust II” (the “Trust”). The Trust is created pursuant to the Restoration Law and has all the powers, features, and characteristics of a trust described therein. The Trust is not a political subdivision nor a department, unit, agency, board, or commission of the Settlor or the State of Louisiana. Assets of the Trust are not part of the general fund of the State of Louisiana or any other fund in the State of Louisiana treasury. The Trust may make and execute contracts, may sue and be sued, and shall exercise its powers in its name through the Trustee.
Section 2.02 Office. The Louisiana office of the Trust and its general administrative office shall be in care of the Trustee at its Corporate Trust Office referred to in Section 3.01 or at such other address in Louisiana as the Trustee may designate by written notice to the Settlor and the Beneficiaries.
Section 2.03 Purposes and Powers; Appointment of Trustee. The Settlor hereby appoints the Trustee as trustee of the Trust, effective as of the Effective Date, to have all the rights, powers and duties set forth herein and in the Restoration Law, and the Trustee hereby accepts such appointment. The purpose of the Trust is to engage in the following activities:
(a) To accept a contribution of the LURC Bond Proceeds;
(b) To purchase the Preferred Units from EFC, enter into EFC’s LLC Agreement, and hold such Preferred Units;
(c) To distribute proceeds from the Dividend Income and redemptions of the Preferred Units as provided herein; and
(d) To take all such actions that are necessary, advisable, or appropriate to carry out the activities described in this Section 2.03 and to preserve the Trust Estate.
The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement. In particular, the Trust shall not issue bonds (including system restoration bonds, as described in the Restoration Law), notes, obligations, or other evidences of indebtedness. The Trust is intended to be a trust for federal and state tax purposes. The Trust is not intended to be a “business trust” for purposes of the United

States Bankruptcy Code. The Trust is not intended to be a partnership or corporation for federal and state tax purposes.
Section 2.04 Covenants of the Trust. The Trust covenants and agrees to the following:
(a) To maintain books and records separate from any other person or entity;
(b) To maintain its accounts separate from those of any other person or entity;
(c) Not to commingle assets with those of any other entity, except as permitted by this Agreement;
(d) To conduct its own functions in its own name;
(e) To maintain separate financial statements or records;
(f) To pay its own liabilities out of its own funds, except as permitted by this Agreement;
(g) To hold itself out as a separate entity;
(h) To be subject to the Louisiana Public Records Law, Louisiana Revised Statutes
§ 44:1 et seq.;
(i) To be subject to examination by the Louisiana Legislative Auditor in accordance with the Restoration Law, including section 45:1334(G) thereof; and
(j) To correct any known misunderstanding regarding its separate identity.
Section 2.05 Initial Capital Contribution. The Settlor shall contribute, assign, transfer, convey, and set over to the Trustee on the funding date of the LURC Bonds an amount which is equal to the proceeds from the LURC Bonds net of the estimated issuance costs of the Issuer and the LURC (the “LURC Bond Proceeds”). Upon receipt, the Trustee will acknowledge in writing receipt in trust from the Settlor of the foregoing contribution in the name of the Trust, which shall constitute the initial Trust Estate.
Section 2.06 Declaration of Trust. The Trustee hereby declares that it will hold the Trust Estate in trust (in the name and on behalf of the Trust and not in the name of the Trustee) upon and subject to the conditions set forth herein for the use and benefit of the Beneficiaries. It is the intention of the parties hereto that the Trust constitute a special public trust as authorized by Subpart B of the Restoration Law (but not under the Louisiana Public Trust Act, Louisiana Revised Statutes § 9:2341-2347 et seq.) and that this Agreement constitute the governing instrument of such Trust. As of the Effective Date, the Trustee shall have all of the duties set forth herein and all of the rights and powers set forth herein and in Subpart B of the Restoration Law with respect to accomplishing the purposes of the Trust.
Section 2.07 Liability of the Beneficiaries. No Beneficiary (in such capacity) shall have any personal liability for any liability or obligation of the Trust or by reason of any act or omission committed or suffered in the performance of the Trust’s operations.
Section 2.08 Title to Trust Estate. Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where mandatory provisions of applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.09 Representations, Warranties and Covenants of the Settlor. The Settlor hereby represents, warrants, and covenants to the Trustee as follows:
(a) The Settlor is duly organized and validly existing as a non-profit corporation in good standing under the laws of the State of Louisiana, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(b) The Settlor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Settlor has the power and authority to contribute and deposit the LURC Bond Proceeds with the Trust and the Settlor has duly authorized such contribution and deposit to the Trust (to be administered by the Trustee on behalf of the Trust) by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Settlor by all necessary action.
(c) This Agreement constitutes a legal, valid, and binding obligation of the Settlor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and similar laws relating to creditors’ rights generally and subject to general principles of equity.
(d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time, or both) a default under, the Articles of Incorporation or Bylaws of the Settlor, or any indenture, agreement, or other instrument to which the Settlor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or, to the Settlor’s knowledge, any order, rule, or regulation applicable to the Settlor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Settlor or its properties.
(e) The Settlor agrees, for the benefit of the Beneficiaries, that it will comply with each of the requirements set forth the Restoration Law applicable to Settlor.
Section 2.10 Authorization of the Trustee. The Trustee is authorized and directed, without requiring any additional documentation, to record this Agreement in the conveyance records of East Baton Rouge Parish, and, in accordance with specific detailed written instructions from LURC to the Trustee, to execute on behalf of the Trust, and, after execution, to file with the LPSC, all documents and forms, if any, required to be filed in accordance with applicable law or the rules and regulations prescribed by the LPSC.
Section 2.11 Tax Matters. The Trust is intended to be treated as an ordinary trust taxed as a complex trust (and not as a business trust, partnership, or corporation) for purposes of U.S. federal, state and local income and franchise tax, and any other tax measured in whole or part by income, and the Trustee is hereby directed to engage Entergy Services, LLC or the appropriate ETR affiliate to prepare and timely file any and all federal and state tax returns consistent with such treatment and to reflect the Beneficiaries as the beneficiaries of the Trust for all such purposes.
ARTICLE III
BENEFICIAL OWNERSHIP
Section 3.01 Corporate Trust Office. The Trustee initially designates Hancock Whitney Bank, 445 North Boulevard, Suite 201, Baton Rouge, Louisiana 70802, Attention: John C. Shiroda, john.shiroda@hancockwhitney.com as its principal Corporate Trust Office, at which it shall act as trustee of the Trust. The Trustee may change the designated office from time to time by written notice to the Settlor and the Beneficiaries.
Section 3.02 The Beneficiaries.
(a) General. The Trust shall own, administer, and distribute the Trust Estate contributed and earned for the benefit of its Beneficiaries and, when applicable, pledge the Trust Estate as provided herein. Upon the contribution of the LURC Bond Proceeds to the Trust, ELL and the LURC shall be the sole beneficiaries of the Trust.
(b) Restrictions on Transfer. Except as provided in this Section 3.02, neither Beneficiary may transfer or pledge its interest in the Trust.
(i) LURC Pledge. The LURC may encumber the whole or any part of its interest as beneficiary in favor of the Issuer as additional security for the LURC’s repayment of the loan of the proceeds of the LURC Bonds made to the LURC by the Issuer. The Issuer may re-pledge that collateral to the Indenture Trustee.  In the event that the Trustee receives notification, authenticated by LURC, the Issuer, or the Indenture Trustee, that the amount due or to become due to LURC has been assigned (pledged) and that payment is to be made to the Issuer or the Indenture Trustee, consistent with the terms and any recourse conditions of the applicable pledge(s), the Trustee shall pay the Issuer or the Indenture Trustee pursuant to that notification all or a portion of the distribution owing to LURC.  The Trustee hereby waives any provision of law limiting its obligation to comply with such notification to make payment to the Issuer or the Indenture Trustee or rendering such notification ineffective due to the notification to the Trustee requiring the Trust to make to the Issuer or the Indenture Trustee a payment amount less than the full amount of any distribution by the Trust to LURC.  The Trustee may request the Issuer or the Indenture Trustee to seasonably furnish reasonable proof that an assignment to the Issuer or the Indenture Trustee has been made, and unless the Issuer or the Indenture Trustee complies the Trustee may pay LURC even if the Trustee has received a notification under this Section 3.02(b).
(ii) LURC Escrow. Pursuant to ELL Financing Order No. U-36350-A, the LURC is required to deposit any distributions received from the Trust into a separate restricted escrow account subject to the terms and conditions of the LURC Trust Distributions Escrow Agreement, to be effective as of the date of Closing, between the LURC and the escrow agent. The Trustee shall deposit any distributions due to the LURC pursuant to Section 6.01 of this Agreement directly into the separate restricted escrow account pursuant to Section 6.02 of this Agreement.
(iii) ELL. ELL’s beneficial interest in the Trust is not subject to voluntary or involuntary alienation or encumbrance, whether completely or partially with an exception as described in this Section 3.02(b)(iii). A creditor of ELL may seize only Trust distributions of Dividend Income and redemption proceeds due to ELL that have been authorized by the Trustee and not yet paid to ELL. This Section 3.02(b)(iii) is intended to comply with section 45:1341 of the Restoration Law and shall be interpreted consistent therewith.
(c) Costs. No funds of the LURC shall be charged with or expended for the operation of the Trust. The costs associated with the operation of the Trust, including any audit by the LPSC or the Louisiana Legislative Auditor, shall be paid solely from ELL’s share of the Dividend Income or redemption proceeds received by the Trust with respect to the Preferred Units.

ARTICLE IV
ACTIONS BY TRUSTEE
Section 4.01 Prior Notice to the Beneficiaries with Respect to Certain Matters. With respect to the following matters, the Trustee shall not take action unless the Trustee shall have notified the Settlor and the Beneficiaries and received the unanimous written consent of the Settlor and the Beneficiaries to such actions:
(a) The initiation of any material claim or lawsuit by the Trust and the compromise of any material action, claim, or lawsuit brought by or against the Trust; or
(b) Any filing or correspondence by the Trust with any tax authorities.
Section 4.02 Action with Respect to Sale of the Preferred Units. The Trustee shall not have the power to sell or encumber the Preferred Units except as provided in Section 5.01.
Section 4.03 Action with Respect to Bankruptcy. At all times prior to the date that is two years and one day after the LURC Bonds are paid off, the Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust; provided, however, that nothing herein shall be deemed to prohibit the Trustee from filing a claim in, or otherwise participating in, any bankruptcy proceeding filed against the Trust.
Section 4.04 Restrictions. Neither the Settlor nor the Beneficiaries shall direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement.
ARTICLE V
AUTHORITY AND DUTIES OF TRUSTEE
Section 5.01 General Authority and Redemption Requests. The Trustee is authorized and directed on behalf of the Trust (i) upon the Trust’s receipt of the LURC Bond Proceeds under Section 2.05, to have the Trust purchase the Preferred Units from EFC and hold such Preferred Units, (ii) to administer the Preferred Units owned by the Trust, and (iii) to take all actions required of the Trust pursuant to this Agreement, including to distribute proceeds from the Dividend Income and redemptions of the Preferred Units as provided herein. The Trustee is further authorized and directed from time to time to request the redemption by EFC of the Preferred Units held by the Trust in the manner provided in this Section 5.01, without further consent of the Beneficiaries except to the extent expressly provided in this Section 5.01.
(a) Serial Redemption. In the event that all of the conditions in paragraph (i) of this Section 5.01(a) are satisfied and the Trustee has been notified of such satisfaction in accordance with paragraphs (ii) and (iii) of this Section 5.01(a), other than the final Bond Payment Date, the Trustee shall, upon receipt of written instructions from a Beneficiary as set forth in Section 5.01(a)(iv), on each Bond Payment Date exercise the Trust’s put right, granted under Section 4.5 of EFC’s LLC Agreement, and require EFC to redeem a portion of the Preferred Units in an amount that causes the liquidation value of the Preferred Units held by the Trust to equal the amount of outstanding principal on the LURC Bonds (a “Serial Redemption”). As a result, the amount of Serial Redemptions that the Trustee is permitted to request is cumulative, such that the maximum amount of redemptions permitted under this Section 5.01(a) is increased for a year to the extent that the put right has not been fully exercised in prior years. For the avoidance of doubt, no Serial Redemption can occur if the liquidation value of the Preferred Units held by the Trust does not exceed the outstanding principal on the LURC Bonds, and in such case, EFC shall so notify the Trustee in writing and the notices provided in this Section 5.01 shall not be required to be sent. The amount of a Serial Redemption permitted under this Section 5.01(a) shall be reduced by the amount of any Mandatory Redemption (defined below) that occurs during the year. Proceeds from Serial Redemptions shall be distributed pursuant to Section 6.01(b) and (c).
(i) Conditions. The conditions described in this Section 5.01(a) are as follows:
(A)As of December 31 of the Relevant Period,
(1) if the Trust held Preferred Units during the Relevant Period, EFC has paid Dividend Income during the Relevant Period;
(2) ELL’s average annual net write offs of customer receivables for the five-year period ending on December 31 of the Relevant Period is less than $50 million;
(3) for the Relevant Period, the sum of the amounts billed as system restoration charges under all of ELL’s outstanding storm securitization riders represents no more than 20% of ELL’s billed electric charges; and
(B)Thirty (30) days prior to the applicable Bond Payment Date, either ELL or ETR is rated BBB- or higher by S&P or Baa3 or higher by Moody’s; if S&P and Moody’s are no longer in existence, ELL or ETR must have an equivalent rating from a nationally recognized rating agency.
(ii) Notice to Trustee of Satisfaction of Annual Serial Redemption Conditions. No later than forty-five (45) days prior to each Bond Payment Date, an Authorized Officer of ETR shall use the form attached as Exhibit A to issue an Officer’s Certificate to the Trustee indicating whether the conditions in paragraphs (i)(A)(1) through (i)(A)(3) of this Section 5.01(a) have been satisfied.
(iii) Notice to Trustee of Satisfaction of Credit Rating Condition. No later than twenty (20) days prior to each Bond Payment Date, an Authorized Officer of ETR shall use the form attached as Exhibit B-1 to issue an Officer’s Certificate to the Trustee indicating whether the condition in paragraph (i)(B) of this Section 5.01(a) has been satisfied.
(iv) Beneficiary Notice to Trustee of Upcoming Bond Payment Date. No later than ten (10) Business Days preceding an expected Bond Payment Date, a Beneficiary shall use the form attached as Exhibit B-2 to notify the Trustee:
(A)that a principal payment will be made on the LURC Bonds as of the applicable Bond Payment Date;
(B)of the specific number of Preferred Units that should be redeemed on the applicable Bond Payment Date; and
(C)that, pursuant to paragraph (v) of this Section 5.01(a), the Trustee should submit notice to EFC of its exercise of the Trust’s put right using the form attached as Exhibit B-3.
(v) Trustee Notice to EFC of Exercise of Put Right. No later than one (1) Business Day following the Trustee’s receipt of notice from a Beneficiary under paragraph

(iv) of this Section 5.01(a), or two (2) Business Days if such notice is received after 10:00 a.m. Central time, the Trustee shall use the form attached as Exhibit B-3 to notify EFC:
(A)of the upcoming Bond Payment Date, and
(B)that effective on the Bond Payment Date, the Trust is exercising its put right and requiring EFC to redeem a portion of the Preferred Units. In its notice, the Trustee shall specify the specific number of Preferred Units for which the Trust is exercising the put right.
(vi) Cancellation of Exercise of Put Right. If a Bond Payment Date is not to occur as scheduled, a Beneficiary may, before the applicable Bond Payment Date, use the form attached as Exhibit C-1 to notify the Trustee of the cancellation of its prior notice regarding an upcoming Bond Payment Date provided pursuant to paragraph (iv) of this Section 5.01(a). Upon receipt of such notice, the Trustee shall, before the applicable Bond Payment Date, use the form attached as Exhibit C-2 to notify EFC of rescission of the Trust’s exercise of its put right provided pursuant to paragraph (v) of this Section 5.01(a).
(b) Mandatory Redemption. If a Beneficiary notifies the Trustee in writing using the form attached as Exhibit D-1 that the Trustee should exercise the Trust’s put right because either (i) the DSRS is drawn down below its minimum funding requirement set forth in the Indenture, or (ii) the LURC Bonds are in payment default, the Trustee shall, using the form attached as Exhibit D-2, exercise the Trust’s put right and require EFC to redeem a portion of the Preferred Units in an amount sufficient to replenish the DSRS or cure the bond payment default (a “Mandatory Redemption”). The amount of all Mandatory Redemptions to replenish the DSRS will be limited to a total aggregate of $5 million over the life of the LURC Bonds (the “DSRS Redemptions Cap”). The calculation of the DSRS Redemptions Cap is not affected by, nor does the DSRS Redemptions Cap apply to, any Mandatory Redemption that occurs because of a payment default on the LURC Bonds.
Section 5.02 General Duties. It shall be the duty of the Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Beneficiaries as a prudent person would administer it, subject to and in accordance with the provisions of this Agreement. Without limiting the foregoing, the Trustee shall on behalf of the Trust file and prove any claim or claims that may exist on behalf of the Trust against the Settlor in connection with any claims paying procedure as part of an insolvency or a receivership proceeding involving the Settlor.
Section 5.03 Action Upon Instruction.
(a) The Trustee shall act in accordance with the written directions or instructions of the Settlor and the Beneficiaries that are not inconsistent with the Restoration Law or this Agreement. Subject to Article IV and the other provisions of this Section 5.03, in exercising its discretionary rights, remedies, or powers under this Agreement, the Trustee shall in all instances act in the best interests of the Beneficiaries.
(b) The Trustee shall not be required to take any action hereunder if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or is otherwise contrary to an applicable law.

(c) To the extent the Trustee acts in good faith in compliance with the terms of this Agreement, the Trustee shall not be liable on account of such action to any Beneficiary.
Section 5.04 No Duties Except as Specified in this Agreement or in Instructions. The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Trustee pursuant to Sections 6.01 and 6.03; and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall have no responsibility for the preparation, correctness, accuracy, existence, validity, or perfection of any financing statement or for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien or to monitor or enforce the satisfaction of any risk retention requirements. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, Hancock Whitney Bank in its individual capacity or as the Trustee that are not related to the ownership or administration of the Trust Estate.
Section 5.05 Records and Audits. The Trustee shall keep and render clear and accurate accounts of the administration of the Trust and provide a report thereof to the Beneficiaries not less than once per calendar year. The Trustee shall, upon reasonable notice, (a) provide the Beneficiaries complete and accurate information as to the nature and amount of the Trust Estate, and (b) permit the Beneficiaries or their agents to inspect the subject matter of the Trust, and the accounts and other documents relating to the Trust. The LURC shall arrange for an annual independent audit of the Trust by a certified public accountant. The Trustee shall cooperate in the audit or examination of the books and records of the Trust by the legislative auditor of the State of Louisiana, as provided in Section 45:1334(G) of the Restoration Law.
Section 5.06 Restrictions. The Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03, or (b) that, to the actual knowledge of a Responsible Officer of the Trustee, would result in the Trust’s becoming taxable as a corporation for U.S. federal and state income tax purposes, or (c) that is not in accordance with applicable law. Neither the Settlor nor the Beneficiaries shall direct the Trustee to take action that would violate the provisions of this Section.
Section 5.07 Investment of Trust Estate. The Trust Estate may be invested only in Eligible Investments. The Trustee shall invest the Trust Estate pursuant to written directions from an Authorized Officer of the LURC, the security procedures for which are set forth in Exhibit E hereto. The Trustee shall not be liable or responsible in any manner for any loss resulting from an investment made pursuant to such direction or for verifying that a directed investment is an Eligible Investment. Interest and other earnings on investments (“Investment Income”) shall, immediately upon receipt by the Trustee, be credited as part of the Trust Estate and shall be distributed pursuant to Section 6.01.

ARTICLE VI
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
Section 6.01 Application of Trust Funds. Any contribution to the Trust shall be used only to purchase the Preferred Units. Subject to direct payment to Issuer or the Indenture Trustee pursuant to Section 3.02(b)(i) of this Agreement, proceeds from the Preferred Units shall be distributed as provided in this Section 6.01 and Section 6.02 of this Agreement.
(a) Dividend Income. Within the five (5) Business Days following each Dividend Date, the Trustee shall distribute to the Beneficiaries the Dividend Income received by the Trust, plus any Investment Income earned thereon, in the following order of priority:

(i) One percent (1%) to the LURC by deposit as provided in Section 3.02(b)(ii), and
(ii) The remaining Dividend Income, reduced by any Trust Expenses, to ELL.
(b) Serial Redemption Proceeds. Within the five (5) Business Days following each Serial Redemption Date (except for the Final Serial Redemption Date), the Trustee shall distribute to the Beneficiaries the Serial Redemption Proceeds, plus any Investment Income earned thereon, received by the Trust in the following order of priority:
(i) One percent (1%) to the LURC by deposit as provided in Section 3.02(b)(ii), and
(ii) The remaining proceeds, reduced by any Trust Expenses in excess of amounts that reduced the Dividend Income in Section 6.01(a)(ii), to ELL.
(c) Final Serial Redemption Proceeds. No earlier than five (5) Business Days following the Final Serial Redemption Date, the Trustee shall distribute to the Beneficiaries the proceeds from the last Serial Redemption (the “Final Serial Redemption Proceeds”), plus any Investment Income earned thereon, in the following order of priority:
(i) One percent (1%) to the LURC by deposit as provided in Section 3.02(b)(ii), and
(ii) The remaining proceeds, reduced by unpaid Trust Expenses and Trust Expenses expected to be incurred until the dissolution of the Trust pursuant to Section 9.01, to ELL.
Any proceeds that remain following the dissolution of the Trust shall be distributed to ELL.

(d) Mandatory Redemption Proceeds. All proceeds (100%) from a Mandatory Redemption, plus any Investment Income earned thereon, shall be distributed to the LURC by deposit as provided in Section 3.02(b)(ii) within the five (5) Business Days following the receipt by the Trust, subject to direct payment to Issuer or the Indenture Trustee pursuant to Section 3.02(b)(i) of this Agreement.
(e) Withholding Taxes. In the event that a withholding tax is applicable to any of the Trust’s payments to a Beneficiary, the Trustee shall, subject to the concurrence of the party engaged by the Trustee in Section 2.11, cause the amount otherwise distributable to such Beneficiary to be reduced by the required withholding tax amount and pay such withholding tax amount to the applicable taxing authority on behalf of the Beneficiary.
Section 6.02 Method of Payment. Distributions required to be made to the Beneficiaries or a pledgee shall be made to the relevant Beneficiary or pledgee by wire transfer, in immediately available funds, to the account of such Beneficiary as shall be specified in writing by such Beneficiary to the Trustee, or as required pursuant to a notification under Section 3.02(b)(i) or Section 3.02(b)(ii) of this Agreement.
ARTICLE VII
CONCERNING THE TRUSTEE
Section 7.01 Acceptance of Trusts and Duties. The Trustee accepts the Trust hereby created and agrees to perform its duties hereunder, but only upon the terms of this Agreement. The Trustee hereby submits to the jurisdiction of the courts of the State of Louisiana. The Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this

Agreement. The Trustee shall not be answerable or accountable hereunder under any circumstances, except (i) for its own fraud, willful misconduct, or negligence, or breach of the duty of loyalty to a Beneficiary, or for breach of trust committed in bad faith, or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
(a) the Trustee shall not be liable for any error of judgment, except for such error resulting from fraud, willful misconduct, or negligence as set forth in the preceding paragraph, made by a Responsible Officer of the Trustee;
(b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the directions or instructions of the Settlor and the Beneficiaries under Section 5.03 of this Agreement or of a Beneficiary under Section 5.01 of this Agreement;
(c) no provision of this Agreement shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
(d) the Trustee shall not be responsible or personally liable for or in respect of the validity, enforceability, or sufficiency of this Agreement or for the due execution hereof by the Settlor or for the form, character, genuineness, enforceability, sufficiency, value, or validity of any of the Trust Estate, and nor shall the Trustee in any event assume or incur any liability, duty, or obligation to the Settlor or the Beneficiaries, other than as expressly provided for herein;
(e) the Trustee shall not be responsible or personally liable to prepare or file any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any ownership, security interest, or lien or to prepare or file any tax, qualification to do business or securities law filing or report except to the extent provided herein;
(f) the Trustee shall not be liable for, or have any duty to supervise or monitor, the action or inaction, default, or misconduct of the Settlor, and the Trustee may assume performance by the Settlor absent written notice or knowledge of a Responsible Officer to the contrary;
(g) the Trustee shall not be under any obligation to institute, conduct, or defend any litigation under this Agreement or otherwise or in relation to this Agreement, at the request, order, or direction of the Settlor or the Beneficiaries, unless the Trustee has been offered security by the Settlor, or security or indemnity by ELL reasonably satisfactory to the Trustee against the costs, expenses, and liabilities that may be incurred by the Trustee, therein or thereby. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable therefor other than its negligence or willful misconduct in the performance of any such act;
(h) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, epidemics or pandemics, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of its obligations as soon as practicable under the circumstances;

(i) in no event shall the Trustee be responsible or liable for any special, indirect, punitive, or consequential loss or damage of any kind whatsoever irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
(j) the Trustee shall not be deemed to have knowledge or notice of any event or information or be required to act upon any event or information (including the sending of any notice), unless written notice of such event or information is received by a Responsible Officer of the Trustee or upon the actual knowledge of a Responsible Officer of the Trustee. Absent written notice in accordance with this Section or the actual knowledge of a Responsible Officer, the Trustee may assume that no such event has occurred. Delivery of any reports, information, and documents to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein. The Trustee shall not have any obligation to inquire into, or investigate as to, the occurrence of any such event. For purposes of determining the Trustee’s responsibility and liability hereunder, whenever reference is made in this Agreement to any event, such reference shall be construed to refer only to such event of which the Trustee has received written notice as described in this Section; and
(k) the Trustee shall be entitled to rely conclusively on Officers’ Certificates provided by Authorized Officers of the Settlor or the Beneficiaries to confirm compliance by such parties with their covenants and obligations under this Agreement, but shall have no duty to request or otherwise monitor the delivery of such Officers’ Certificates.
Section 7.02 Fiduciary Duties. Other than pursuant to the Restoration Law and this Agreement, to the extent that, under applicable law, the Trustee has duties (including fiduciary duties) and liabilities relating to the Trust, the Settlor, or the Beneficiaries, such duties are hereby eliminated to the extent permitted under applicable law, and it is hereby agreed that the Trustee shall not be liable to the Trust, the Settlor, or the Beneficiaries, except as expressly set forth in this Agreement and under the Restoration Law. It is hereby agreed that to the extent permitted under applicable law, the standards set forth in this Agreement hereby supersede any duties (including fiduciary duties) that might otherwise exist under applicable law, other than the Restoration Law.
Section 7.03 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to the Settlor, for the benefit of the Beneficiaries, that:
(a) It is (i) a federally insured depository institution organized under the laws of Mississippi (or as to a successor trustee, of Louisiana, another state, or of the United States), or (ii) a financial institution or trust company organized under the laws of Mississippi (or as to a successor trustee, of Louisiana or the United States), authorized to exercise trust or fiduciary powers under the laws of Louisiana or of the United States, or (iii) a trust company organized under the laws of another state and operating in Louisiana pursuant to Louisiana Revised Statutes § 6:626(A)(1) and (2). It has all requisite banking and trust power and authority to execute, deliver, and perform its obligations under this Agreement.
(b) It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.
(c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or state law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.
(d) It is not, nor is it affiliated with a trustee that is, serving as a trustee under the Indenture.
Section 7.04 Reliance; Advice of Counsel.
(a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may request and conclusively rely upon an opinion of reputable counsel prior to the performance of any discretionary act enumerated in this Agreement. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof conclusively rely on a certificate, signed by an Authorized Officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Trustee shall not need investigate or re-calculate, evaluate, verify, or independently determine the accuracy of any report, certificate, information, statement, representation, or warranty or any fact or matter stated in any such document and may request and conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein.
(b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Agreement, the Trustee (i) may act directly or through its agents, accountants, or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct, misconduct, fraud, or negligence of such agents, accountants, or attorneys if such agents, accountants, or attorneys shall have been selected by the Trustee with due care, and (ii) may consult with counsel and accountants to be selected with due care and employed by it. The Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the advice of any such counsel or accountants and not contrary to this Agreement.
Section 7.05 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the obligations created by this Agreement, Hancock Whitney Bank is acting solely as Trustee hereunder and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Estate for payment or satisfaction thereof.
Section 7.06 Trustee Not Liable for the Underlying Preferred Units. The Trustee makes no representations as to the validity or sufficiency of the Preferred Units. The Trustee shall not at any time have any responsibility for or with respect to the enforceability of the Preferred Units, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments required to be distributed to the Beneficiaries under this Agreement or the compliance by the Settlor with any warranty or representation made under any related document or the accuracy of any such warranty or representation.

ARTICLE VIII
COMPENSATION AND INDEMNITY OF THE TRUSTEE
Section 8.01 Trustee’s Fees and Expenses. The Trustee shall receive as compensation for its services hereunder the Trustee’s Fees. The Trustee may employ or retain such attorneys, accountants, and other professionals as it may deem necessary to carry out its duties under this Agreement and may determine their duties and compensation, subject to regulation by the LPSC in its discretion. The Trustee’s Fees and compensation for other professionals provided in this Section 8.01 shall be paid only first from ELL’s share as beneficiary of the Dividend Income received by the Trust from the Preferred Units, and if insufficient, then from ELL’s share as beneficiary of Serial Redemption proceeds received by the Trust in respect of the Preferred Units.
Section 8.02 Limitation on Indemnity. Any indemnification and expenses related thereto provided to the Trustee or any other person under this Agreement shall be payable solely out of ELL’s portion of the Trust Estate.
Section 8.03 Indemnity.
(a) Subject to the limitation in Section 8.02, the Trust, but only the extent of the Trust Estate, shall indemnify the Trustee in its individual capacity and any of its officers, directors, employees, and agents against any and all losses, claims, damages, liabilities, actions, suits, costs, penalties, taxes (excluding taxes payable by them on any compensation received by them for their services as trustee), or expenses (including attorneys’ fees and expenses (including, without limitation, any legal fees, costs and expenses) incurred in connection with (i) any enforcement (including any action, claim, or suit brought by the Trustee of any indemnification or other obligation of the Settlor), or (ii) a successful defense, in whole or in part of any claim by the Settlor that the Trustee breached its standard of care due to negligence or willful misconduct or breach of the duty of loyalty to a Beneficiary, or for breach of trust committed in bad faith) incurred by it in connection with this Agreement or the administration of the Trust and the performance of its duties hereunder or thereunder.
(b) The Trustee shall notify the Trust, the Settlor, and the Beneficiaries promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Trust shall not relieve the Trust of its obligations hereunder except to the extent the Trust is actually prejudiced by such failure. The Trust shall defend, but only to the extent of the Trust Estate, any such claim and the Trust shall be liable for the legal fees and expenses of the Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Trustee and the Trust in conducting the defense of such claim, the Trustee shall be entitled to separate counsel acceptable to it in its sole discretion, the fees and expenses of which shall be paid by the Trust, but only to the extent of the Trust Estate. The Trust need not reimburse any expense or indemnify against any loss, liability, or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence, or bad faith, or breach of the duty of loyalty to a Beneficiary, or for breach of trust committed in bad faith.
ARTICLE IX
TERMINATION OF TRUST AGREEMENT
Section 9.01 Termination of Trust Agreement.
(a) The Trust may be dissolved at any time following six years after the Final Serial Redemption Proceeds are distributed to the Beneficiaries pursuant to Section 6.01(c) by the express approval of the Settlor, the Beneficiaries and the LPSC consistent with the

Restoration Law. Notwithstanding any provisions of this Agreement, no termination, rescission, rehabilitation, liquidation, or dissolution of the Trust shall take effect as long as any of the LURC Bonds are outstanding.
(b) The bankruptcy, liquidation, or dissolution of any Beneficiary shall not (i) operate to terminate this Agreement or the Trust, nor (ii) entitle such Beneficiary’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate, nor (iii) otherwise affect the rights, obligations, and liabilities of the parties hereto.
(c) Except as provided in Section 9.01(a), none of the Settlor or any Beneficiary shall be entitled to revoke or terminate the Trust.
(d) After the final distribution of any funds remaining in the Trust, the Trustee shall file a certificate of termination of the Trust’s trust agreement pursuant to Section 45:1335(F) of the Restoration Law in the conveyance records of East Baton Rouge Parish whereupon this Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect.
ARTICLE X
SUCCESSOR TRUSTEES
Section 10.01 Eligibility Requirements for Trustee. The Trustee shall at all times be a corporation or association (i) meeting the requirements of the Restoration Law, Section 45:1338(A) of the Restoration Law, (ii) being authorized to exercise statutory trust powers, (iii) being unrelated to and independent from ETR and any of its affiliates, (iv) having a combined capital and surplus of at least $50 million and subject to supervision or examination by federal or state authorities, (v) having (or having a parent which has) a rating in respect of its long-term senior unsecured debt of at least “BBB-” (or the equivalent) by S&P and, if such institution is rated by DBRS, Inc., a credit rating of not less than “BBB-” (or the equivalent) from DBRS, Inc., and (vi) being authorized to operate in the State of Louisiana. If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.
Section 10.02 Resignation or Removal of the Trustee. The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to each of the Beneficiaries. Upon receiving such notice of resignation, the Beneficiaries shall promptly appoint a successor Trustee meeting the eligibility requirements of Section 10.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee has accepted appointment within 30 days after the giving of the Trustee’s notice of resignation, the resigning Trustee, at the expense of the Trust, may petition any court of competent jurisdiction for the appointment of a successor Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Trustee from any obligations otherwise imposed on it under this Agreement until such successor has in fact assumed such appointment.
If at any time the Trustee shall cease to be or shall be likely to cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Beneficiaries, or if at any time an insolvency with respect to the Trustee shall have occurred and be continuing, or if at any time the Beneficiaries agree that it is necessary, desirable or appropriate to remove the Trustee, then the Beneficiaries may remove the Trustee by giving written notice thereof to the Trustee. If the Beneficiaries remove the Trustee under the authority of the immediately preceding sentence, the Beneficiaries shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee and payment of all fees owed to the outgoing Trustee.
Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.03 and the payment of all fees and expenses owed to the outgoing Trustee.
Section 10.03 Successor Trustee. Any successor Trustee appointed pursuant to Section 10.02 shall execute, acknowledge, and deliver to the Beneficiaries and to its predecessor Trustee an instrument accepting such appointment under this Agreement, which shall be recorded in the conveyance records of East Baton Rouge Parish, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee without any further act, deed, or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents, statements, moneys, and properties held by it under this Agreement; and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.
No successor Trustee shall accept such appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.01.
Upon acceptance of appointment by a successor Trustee pursuant to this Section, the successor Trustee shall give notice of such acceptance to the Beneficiaries.
Section 10.04 Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all the corporate trust business of the Trustee shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Trustee hereunder; provided, that such corporation or association shall be eligible pursuant to Section 10.01; and provided, further, that the Trustee shall give notice of such merger or consolidation to the Beneficiaries within thirty (30) days after the completion thereof.
ARTICLE XI
MISCELLANEOUS
Section 11.01 Supplements and Amendments. This Agreement may be modified, amended, terminated, or rescinded from time to time only with the express written approval of the Settlor, the Trustee, each of the Beneficiaries, and the LPSC. The Trustee is authorized and directed, without requiring any additional documentation, to record each amendment in the conveyance records of East Baton Rouge Parish.
Section 11.02 No Legal Title to Trust Estate in the Beneficiaries. The Beneficiaries shall not have legal title to any part of the Trust Estate. The Beneficiaries shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Section 6.01 of this Agreement. No transfer, by operation of law or otherwise, of any right, title, or interest of the Beneficiaries to and in its beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the Trust hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.
Section 11.03 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Trustee, the Settlor, and the Beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable right, remedy, or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions, or provisions contained herein, except for the Issuer as a pledgee of LURC under Section 3.02(b).
Section 11.04 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be given by personal delivery, by Electronic Means, or by mailing by certified mail, postage prepaid, as follows:
if to the Trustee, addressed to its Corporate Trust Office:

    Hancock Whitney Bank
Corporate Trust Office
445 North Boulevard
Suite 201
Baton Rouge, Louisiana 70802
Attention: John C. Shiroda, Senior Vice President
John.shiroda@hancockwhitney.com

if to the Settlor, addressed to:

Louisiana Utilities Restoration Corporation
P.O. Box 91154
Baton Rouge, Louisiana 70821-9154
Attention: Chairperson
brandon.frey@la.gov

with a copy to:

Long Law Firm
1800 City Farm Drive
Building 6
Baton Rouge, Louisiana 70806
Attention: Jamie Watts
jhw@longlaw.com
if to the LURC as a Beneficiary, addressed to:

Louisiana Utilities Restoration Corporation
P.O. Box 91154
Baton Rouge, Louisiana 70821-9154
Attention: Chairperson
brandon.frey@la.gov

if to ELL as a Beneficiary, addressed to:

Entergy Louisiana, LLC
4809 Jefferson Highway
Jefferson, Louisiana 70121

Attention: President
pmay@entergy.com

with a copy to:

Entergy Services, LLC
639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Dawn Balash
dbalash@entergy.com

if to EFC as required by Section 5.01, addressed to:

Entergy Finance Company, LLC
2107 Research Forest Drive
The Woodlands, TX 77380
Attention: Treasurer
c/o dbalash@entergy.com

with a copy to:

Entergy Services, LLC
639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Dawn Balash
dbalash@entergy.com
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.
Section 11.05 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 11.06 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (including counterparts in electronic form), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 11.07 Successors and Assigns. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the Settlor and its successors, the Trustee and its successors, each Beneficiary and its successors and permitted assigns, all as herein provided.
Section 11.08 No Petition.
(a) Neither the Settlor, nor any Beneficiary, will institute against the Trust, at any time, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement. The foregoing shall not limit the rights of the Settlor, nor any Beneficiary, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Trust by a person other than the Settlor or such other Beneficiary.
(b) The Trustee (not in its individual capacity but solely as Trustee), by entering into this Agreement, and the Beneficiaries, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership, or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement. The foregoing shall not limit the rights of the Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Trust by a person.
Section 11.09 No Recourse. Each Beneficiary, by accepting its interest in the Trust, acknowledges that its interest represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Settlor, the Trustee, or any affiliate thereof or any officer, director, or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement.
Section 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
Section 11.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 11.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.
Section 11.13 Electronic Signatures. Each party agrees that this Agreement may be electronically signed, and that any electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
Section 11.14 Compliance with Applicable Banking Laws. In order to comply with laws, rules, regulations, and executive orders in effect from time to time including but not limited to those relating to the funding of terrorist activities and money laundering, including, without limitation, Section 326 of the USA Patriot Act of the United States (“Applicable Banking Laws”), the Trustee may be required to obtain, verify, and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties hereto agrees to provide the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with Applicable Banking Laws.

[Remainder of Page Intentionally Left Blank]

THUS DONE AND PASSED in the Parish of East Baton Rouge, State of Louisiana, on this 24th day of March, 2023, in the presence of me, Notary, and the undersigned competent witnesses.

WITNESSES:	LOUISIANA UTILITIES RESTORATION CORPORATION as Settlor

/s/ Kathryn H. Bowman Print name: Kathryn H. Bowman	By: /s/ Brandon Frey Name: Brandon Frey Title: Chairperson

/s/ Catherine S. Carrier Print name: Catherine S. Carrier

/s/ Jamie Hurst Watts
NOTARY PUBLIC
Print name: Jamie Hurst Watts
La. Bar/Notarial Id. No.: 28262
My commission expires: at death

Signature page to Trust Agreement

THUS DONE AND PASSED in the Parish of East Baton Rouge, State of Louisiana, on this 24th day of March, 2023, in the presence of me, Notary, and the undersigned competent witnesses.

WITNESSES:	HANCOCK WHITNEY BANK as Trustee

/s/ Deborah B. Mitchell Print name: Deborah B. Mitchell	By: /s/ John C. Shiroda Name: John C. Shiroda Title: Sr. Vice President

/s/ Catherine Spivey Print name: Catherine Spivey

/s/ Thomas G. Hessburg
NOTARY PUBLIC
Print name: Thomas G. Hessburg
La. Bar/Notarial Id. No.: 28533
My commission expires: at death

Signature page to Trust Agreement

ACCEPTANCE OF BENEFICIARY
The undersigned beneficiary hereby accepts the foregoing Trust Agreement and its beneficial interest thereunder.
THUS DONE AND PASSED in the Parish of East Baton Rouge, State of Louisiana, on this 24th day of March, 2023, in the presence of me, Notary, and the undersigned competent witnesses.

WITNESSES:	LOUISIANA UTILITIES RESTORATION CORPORATION as a Beneficiary

/s/ Kathryn H. Bowman Print name: Kathryn H. Bowman	By: /s/ Brandon Frey Name: Brandon Frey Title: Chairperson

/s/ Catherine Carrier Print name: Catherine Carrier

/s/ Jamie Hurst Watts
NOTARY PUBLIC
Print name: Jamie Hurst Watts
La. Bar/Notarial Id. No.: 28262
My commission expires: at death

Signature page to Trust Agreement

ACCEPTANCE OF BENEFICIARY
The undersigned beneficiary hereby accepts the foregoing Trust Agreement and its beneficial interest thereunder.
THUS DONE AND PASSED in the Parish of Orleans, State of Louisiana, on this 24th day of March , 2023, in the presence of me, Notary, and the undersigned competent witnesses.

WITNESSES:	ENTERGY LOUISIANA, LLC as a Beneficiary

/s/ Tom Littlejohn Print name: Tom Littlejohn	By: /s/ Barrett E. Green Name: Barrett E. Green Title: Vice President and Treasurer

/s/ Kevin Marino Print name: Kevin Marino

/s/ Dawn Balash
NOTARY PUBLIC
Print name: Dawn Balash
La. Bar/Notarial Id. No.: 25548
My commission expires: at death

Signature page to Trust Agreement

EXHIBIT A
Officer’s Certificate Notifying Trustee of Satisfaction
of Annual Serial Redemption Conditions

[Authorized Officer Name]
Entergy Corporation
639 Loyola Avenue
New Orleans, LA 70113
[Phone]

[Date]

Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

I, [Authorized Officer’s Name], an Authorized Officer of Entergy Corporation (“ETR”) submit this Officer’s Certificate pursuant to Section 5.01(a)(ii) of that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation as settlor and a beneficiary, Entergy Louisiana, LLC (“ELL”) as a beneficiary, and Hancock Whitney Bank as trustee. Any capitalized terms not defined in this certificate shall have the meanings ascribed to them in the Trust Agreement.
I hereby certify that as of December 31, [insert Relevant Period], the conditions in Section 5.01(a)(i)(A) of the Trust Agreement are satisfied because the following facts exist:
☒    The Trust held Preferred Units during [insert Relevant Period], and EFC paid distributions on such Preferred Units during [insert Relevant Period].
☐    The Trust did not hold Preferred Units during [insert Relevant Period].
[NOTE TO DRAFTER: MARK ONLY ONE OF THE ABOVE TWO, AND DELETE THE UNUSED ONE ALONG WITH THIS TEXT]
☒    ELL’s average annual net write offs of customer receivables for the five-year period ending on December 31 of [insert Relevant Period] is less than $50 million.
☒    For [insert Relevant Period], the sum of the amounts billed as system restoration charges under all of ELL’s outstanding storm securitization riders represents no more than 20% of ELL’s billed electric charges.

Respectfully submitted,
[Authorized Officer Name]
Signature

Title

EXHIBIT B-1
Officer’s Certificate Notifying Trustee of Satisfaction of Credit Rating Condition

[Authorized Officer Name]
Entergy Corporation
639 Loyola Avenue
New Orleans, LA 70113
[Phone]
[Date]

Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

I, [Authorized Officer’s Name], an Authorized Officer of Entergy Corporation (“ETR”) submit this Officer’s Certificate pursuant to Section 5.01(a)(iii) of that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation as settlor and a beneficiary, Entergy Louisiana, LLC (“ELL”) as a beneficiary, and Hancock Whitney Bank as trustee. Any capitalized terms not defined in this certificate shall have the meanings ascribed to them in the Trust Agreement.
I hereby certify that as of [insert date 30 days before applicable Bond Payment Date], the condition in Section 5.01(a)(i)(B) of the Trust Agreement is satisfied because the following facts exist:
[NOTE TO DRAFTER: MARK ONLY ONE OF THE BELOW TWO OPTIONS, AND DELETE THIS TEXT]
☐    Either ELL or ETR is rated BBB- or higher by S&P or Baa3 or higher by Moody’s.
☐    S&P and Moody’s are no longer in existence, and either ELL or ETR has an equivalent rating from a nationally recognized rating agency.

Respectfully submitted,
[Authorized Officer Name]
Signature

Title

EXHIBIT B-2
[Beneficiary Name]
[Address]
[City, State, ZIP]
[Phone]
[Date]

Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

Re:     Notice of Upcoming Bond Payment Date on LURC Bonds

[Beneficiary Name] submits this notice in its capacity as a beneficiary of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”) as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and Hancock Whitney Bank (the “Trustee”) as trustee. This notice is submitted pursuant to Section 5.01(a)(iv) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
[Beneficiary Name] hereby submits notice and certifies that, absent any subsequent notice from [Beneficiary Name] to the contrary:
(1)As of [insert Bond Payment Date], a principal payment will have been made on the LURC Bonds;
(2)Pursuant to Section 5.01(a) of the Trust Agreement and Section 4.5 of EFC’s LLC Agreement, on [insert Bond Payment Date], [__________] Preferred Units held by the Trust, with a total redemption amount of $[__________], should be redeemed, leaving a balance of [__________] Preferred Units after the redemption; and
(3)Pursuant to Section 5.01(a)(v) of the Trust Agreement, within one (1) Business Day of receipt of this notice, or two (2) Business Days if this notice is received after 10:00 a.m. Central time, Trustee should use the attached form (Exhibit B-3 of the Trust Agreement) to notify EFC that the Trust is exercising its put right, granted under Section 4.5 of EFC’s LLC Agreement, and requiring EFC to redeem [___________] Preferred Units held by the Trust, with a total redemption amount of $[__________].

Respectfully submitted,
[Beneficiary Name]
Name

Title

EXHIBIT B-3
Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

[Date]

Entergy Finance Company, LLC (“EFC”)
2107 Research Forest Drive
The Woodlands, TX 77380
Attention: Treasurer

Entergy Services, LLC
639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Dawn Balash
dbalash@entergy.com
(504) 576-6755
Re:     Notice of Exercise of Put Right
Hancock Whitney Bank (the “Trustee”) submits this notice in its capacity as trustee of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”) as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and the Trustee. This notice is submitted pursuant to Section 5.01(a)(v) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
Trustee hereby submits notice and certifies that, absent any subsequent notice from the Trustee to the contrary:
(1)As of [insert Bond Payment Date], a principal payment will have been made on the LURC Bonds; and
(2)Effective [insert Bond Payment Date], the Trust hereby exercises its put right, granted under Section 4.5 of EFC’s LLC Agreement, and requires EFC to redeem [__________] Preferred Units held by the Trust, with a total redemption amount of $[__________], leaving a balance of [__________] Preferred Units after the redemption.
Therefore, the undersigned authorizes and directs EFC to make a disbursement to the Trustee via wire transfer to:

Bank	Account	ABA #

Respectfully submitted,
Hancock Whitney Bank
Name

Title

EXHIBIT C-1
[Beneficiary Name]
[Address]
[City, State, ZIP]
[Phone]
[Date]

Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

Re:     Cancellation of Prior Notice of Upcoming Bond Payment Date on LURC Bonds

[Beneficiary Name] submits this notice in its capacity as a beneficiary of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”) as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and Hancock Whitney Bank (the “Trustee”) as trustee. This notice is submitted pursuant to Section 5.01(a)(vi) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
[Beneficiary Name] submitted notice on [insert date of notice of upcoming bond payment date on LURC Bonds] regarding an upcoming principal payment to be made on the LURC Bonds.
[Beneficiary Name] hereby submits this subsequent notice that the notice dated [insert date of notice of upcoming bond payment date on LURC Bonds] is canceled and should be disregarded. Trustee should not require EFC to redeem any Preferred Units held by the Trust on [insert upcoming bond Payment date].
Pursuant to Section 5.01(a)(vi) of the Trust Agreement, Trustee should use the attached form (Exhibit C-2 of the Trust Agreement) to notify EFC of rescission of the Trust’s exercise of its put right.

Respectfully submitted,
[Beneficiary Name]
Name

Title

EXHIBIT C-2
Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

[Date]

Entergy Finance Company, LLC (“EFC”)
2107 Research Forest Drive
The Woodlands, TX 77380
Attention: Treasurer

Entergy Services, LLC
639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Dawn Balash
dbalash@entergy.com
(504) 576-6755
Re:     Cancellation of Exercise of Put Right
Hancock Whitney Bank (the “Trustee”) submits this notice in its capacity as trustee of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”) as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and the Trustee. This notice is submitted pursuant to Section 5.01(a)(vi) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
The Trustee submitted notice on [insert date of notice of exercise of put right] regarding the Trust’s exercise of its put right.
The Trustee hereby submits this subsequent notice that the notice dated [insert date of notice of exercise of put right] is canceled and should be disregarded. The Trust hereby rescinds the exercise of its put right contained in the notice dated [insert date of notice of exercise of put right] and does not require EFC to redeem any Preferred Units held by the Trust.

Respectfully submitted,
Hancock Whitney Bank
Name

Title

EXHIBIT D-1
[Beneficiary Name]
[Address]
[City, State, ZIP]
[Phone]
[Date]

Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

Re:     Notice of Draw upon DSRS or Payment Default on LURC Bonds

[Beneficiary Name] submits this notice in its capacity as a beneficiary of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”), as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and Hancock Whitney Bank (the “Trustee”) as trustee. This notice is submitted pursuant to Section 5.01(b) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
[Beneficiary Name] hereby submits notice and certifies that:
☐    the DSRS is drawn down below its minimum funding requirement set forth in the indenture for the LURC Bonds in the amount of $[___________].
☐    the LURC Bonds are in payment default in the amount of $[___________].
Pursuant to Section 5.01(b) of the Trust Agreement and Section 4.5 of EFC’s LLC Agreement, Trustee should use the attached form (Exhibit D-2 of the Trust Agreement) to notify EFC that the Trust is exercising its put right and requiring EFC to redeem [__________] Preferred Units held by the Trust, with a total redemption amount of $[__________].

Respectfully submitted,
[Beneficiary Name]
Name

Title

EXHIBIT D-2
Hancock Whitney Bank
445 North Boulevard, Suite 201
Baton Rouge, LA 70802
Attention: John C. Shiroda
john.shiroda@hancockwhitney.com
(225) 248-7407

[Date]

Entergy Finance Company, LLC (“EFC”)
2107 Research Forest Drive
The Woodlands, TX 77380
Attention: Treasurer

Entergy Services, LLC
639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Dawn Balash
dbalash@entergy.com
(504) 576-6755
Re:     Notice of Exercise of Put Right
Hancock Whitney Bank (the “Trustee”) submits this notice in its capacity as trustee of the Trust created pursuant to that certain trust agreement dated [Date] (the “Trust Agreement”) among the Louisiana Utilities Restoration Corporation (the “LURC”) as settlor and a beneficiary, Entergy Louisiana, LLC as a beneficiary, and the Trustee. This notice is submitted pursuant to Section 5.01(b) of the Trust Agreement. Any capitalized terms not defined in this letter shall have the meanings ascribed to them in the Trust Agreement.
Trustee hereby submits notice and certifies that:
☐    the DSRS is drawn down below its minimum funding requirement set forth in the indenture for the LURC Bonds in the amount of $[___________].
☐    the LURC Bonds are in payment default in the amount of $[___________].
Pursuant to Section 5.01(b) of the Trust Agreement and Section 4.5 of EFC’s LLC Agreement, the Trust hereby exercises its put right and requires EFC to redeem [__________] Preferred Units held by the Trust, with a total redemption amount of $[__________].
Therefore, the undersigned authorizes and directs EFC to make a disbursement to the Trustee via wire transfer to:

Bank	Account	ABA #

Respectfully submitted,
Hancock Whitney Bank
Name

Title

EXHIBIT E
Security Procedures

Pursuant to Section 5.07, Trustee is hereby authorized to execute purchases and sales of Eligible Investments through the facilities of its own trading or capital markets operations or those of any affiliated entity and Trustee or any affiliated entity may act as counterparty with respect to such investments. Market values, exchange rates and other valuation information (including without limitation, market value, current value or notional value) furnished in any report or statement may be obtained from third party sources and is furnished for the exclusive use of LURC. Trustee has no responsibility whatsoever to determine the market or other value and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale. An “Authorized Representative” means one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedule 1 that has been delivered to the Trustee only by facsimile (as evidenced by a confirmed transmittal to ELL’s transmitting fax number) or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 11.04 herein. The persons designated as Authorized Representatives and telephone numbers and email addresses for same may be changed only in a writing executed by an Authorized Officer of LURC setting forth such changes and actually received by Trustee via facsimile or as a PDF attached to an email.  Trustee may confirm any such change in Authorized Representatives by a telephone call-back according to its security procedures. Trustee will not provide supervision, recommendations or advice relating to Eligible Investments, and LURC acknowledges that it was not offered any investment, tax or accounting advice or recommendation by Trustee with regard to any Eligible Investment and has made an independent assessment of the suitability and appropriateness of any Eligible Investment selected hereunder for purposes of this Trust Agreement. Trustee shall not be liable or responsible in any manner for any loss resulting from an Eligible Investment made in accordance with this Trust Agreement or as a result of any liquidation of any Eligible Investment prior to its maturity or for the failure of an Authorized Representative of LURC to give Trustee instructions to invest or reinvest the Trust Estate. Trustee shall have the right to liquidate any Eligible Investments held in order to provide funds necessary to make required payments under this Trust Agreement. Investment Income shall, promptly upon receipt by Trustee, be credited to the Trust as part of the Trust Estate.

Schedule 1

Louisiana Utilities Restoration Corporation

DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned, Brandon Frey, being the duly appointed, elected, qualified and acting Chairman of the Louisiana Utilities Restoration Corporation (“LURC”), does hereby certify:

1.That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Trust Agreement, dated the 29th day of March, 2023, by and among LURC and Trustee (the “Trust Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Trust Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by LURC such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) LURC is an individual. LURC acknowledges that pursuant to this Schedule, Trustee is offering an option for callback or email confirmation to a different Authorized Representative, and if LURC nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, LURC agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
Brandon Frey, Chairman-President	/s/ Brandon Frey	(ph) (225) 342-4427 (cell) (225)202-0856 Brandon.Frey@la.gov
John Carroll, Secretary-Treasurer	/s/ John Carroll	(ph) (318) 402-0483 (cell) (318) 792-1898 jcarroll@wellspringadvisor.com

2.Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.That pursuant to LURC’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of LURC, and that the undersigned has so executed this Designation this 29th day of March, 2023.

5.Notwithstanding the above, if LURC is an individual, no signature will be required below.

Signature: /s/ Barrett E. Green
Name: Brandon Frey
Title: Chairman-President, LURC Board

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Trust Agreement) of the Authorized Representative authorizing said funds transfer on behalf of LURC.